Exhibit 10.4

EXECUTION VERSION

NON-RECOURSE Guaranty

This NON-RECOURSE GUARANTY (this “Guaranty”) is executed as of March 8, 2013 by OLEG FIRER, an individual having an address at 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160 and Georgia Notes 18 LLC, a Florida limited liability company, having an address at 4000 NE 168th Street, Unit 101, North Miami Beach, FL 33160 (each, a “Guarantor” and collectively, the “Guarantors”), for the benefit of NET ELEMENT INTERNATIONAL INC., a Florida corporation, having an address at 1450 S. Miami Avenue, Miami, Florida 33130 (“Lender”).

WITNESSETH:

A.            Pursuant to that certain Secured Revolving Note, dated of even date herewith, executed by UNIFIED PAYMENTS, LLC, a Delaware limited liability company (“Borrower”) and payable to the order of Lender in the original principal amount of SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000) (together with all renewals, modifications, increases and extensions thereof, the “Note”), Borrower has become indebted, and may from time to time be further indebted, to Lender with respect to a loan (the “Loan”) which is made pursuant to that certain Loan Agreement, dated of even date herewith, between Borrower, Guarantors and Lender (as the same may be amended, modified, supplemented, restated, replaced or otherwise modified from time to time, the “Loan Agreement”), which Loan is secured by that certain Pledge Agreement, dated of even date herewith, between Guarantors and Lender (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Pledge Agreement”), and further evidenced, secured or governed by other instruments and documents executed in connection with the Loan (together with the Note, the Loan Agreement and the Pledge Agreement, collectively, the “Loan Documents”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

B.             Oleg Firer is the direct owner of 75.5% of the issued and outstanding membership interests in Borrower and Mr. Firer will benefit from Lender’s making of the Loan.

C.             Georgia Notes 18 LLC is the direct owner of 24.5% of the issued and outstanding membership interests in Borrower and Georgia Notes 18 LLC will benefit from Lender's making of the Loan.

D.             Each of the Guarantors has granted a security interest to Lender in his membership interests in the Borrower pursuant to the Pledge Agreement.

E.             Lender is not willing to make the Loan, or otherwise extend credit, to Borrower unless the Guarantors unconditionally guarantee payment and performance to Lender of the Guaranteed Obligations (as herein defined).

NOW, THEREFORE, as an inducement to Lender to make the Loan to Borrower and to extend such additional credit as Lender may from time to time agree to extend under the Loan Documents, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Guarantors do hereby agree as follows:

ARTICLE 1
NATURE AND SCOPE OF GUARANTY

Section 1.1            Guaranty of Obligations. Guarantors, as primary obligors, hereby, irrevocably and unconditionally guarantee to Lender and its successors and assigns the payment and performance of the Guaranteed Obligations as and when the same shall become due and payable, whether by lapse of time, acceleration of maturity or otherwise.

Section 1.2            Definition of Guaranteed Obligations.

(a)                "Guaranteed Obligations" shall mean, solely following the occurrence of a Bad Faith Act, the Loan, as evidenced by the Note and the other Loan Documents, when and as the same shall become due, whether at the stated maturity thereof, by acceleration, demand, or otherwise, and any and all interest accrued and to accrue on the Loan (including, without limitation, interest at the Default Rate), and late charges, reasonable attorneys’ fees, costs, expenses, and all other indebtedness, obligations and liabilities of Borrower with respect to the Loan as provided in Loan Documents.

(b)               As used herein, "Bad Faith Act" shall mean:

(i)                 a Guarantor pledges, assigns, or grants a security interest in the Pledged Company Interests;

(ii)               Borrower or any Subsidiary thereof files a voluntary petition under the Bankruptcy Code or any other federal, state, local or foreign bankruptcy or insolvency law;

(iii)             an Affiliate, officer, director or representative which controls, directly or indirectly, Borrower files, or joins in the filing of, an involuntary petition against Borrower under the Bankruptcy Code or any other federal, state, local or foreign bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition against Borrower from any Person;

(iv)             Borrower files an answer consenting to, or otherwise acquiescing in, or joining in, any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other federal, state, local or foreign bankruptcy or insolvency law, or solicits or causes to be solicited petitioning creditors for any involuntary petition against Borrower from any Person; or

(v)               Borrower makes an assignment for the benefit of creditors, or admits, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due.

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(c)                As used herein, "Bankruptcy Code" shall mean Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time, and any successor statute or statutes and all rules and regulations from time to time promulgated thereunder.

(d)               As used herein, "Pledged Company Interests" shall have the meaning ascribed to it in the Pledge Agreement.

(e)                Notwithstanding anything to the contrary in this Guaranty or in any of the other Loan Documents, Lender shall not be deemed to have waived any right which Lender may have under sections 506(a), 506(b), or 1111(b) or any other provisions of the Bankruptcy Code to file a claim in the amount of the Guaranteed Obligations or to require that all Collateral shall continue to secure all of the Guaranteed Obligations owing to Lender in accordance with the Loan Documents.

Section 1.3            Nature of Guaranty.

(a)                This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. This Guaranty may not be revoked by a Guarantor and shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by a Guarantor and after a Guarantor’s death (in which event this Guaranty shall be binding upon such Guarantor’s estate and such Guarantor’s legal representatives and heirs). The fact that at any time or from time to time the Guaranteed Obligations may be increased or reduced shall not release or discharge the obligation of a Guarantor to Lender with respect to the Guaranteed Obligations. This Guaranty may be enforced by Lender and any subsequent holder of the Note and shall not be discharged by the assignment, sale, pledge, transfer, participation or negotiation of all or part of the Note.

(b)               Notwithstanding anything set forth herein or in any other Loan Document to the contrary, in the event a Guarantor does not fulfill its obligations under this Guaranty, Lender's remedies against such Guarantor are limited solely to those set forth in the Pledge Agreement.

Section 1.4            Guaranteed Obligations Not Reduced by Offset. The Guaranteed Obligations and the liabilities and obligations of a Guarantor to Lender hereunder shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower or any other party against Lender or against payment of the Guaranteed Obligations, whether such offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise, other than the defense of actual payment or actual performance.

Section 1.5            Payment by Guarantor. If all or any part of the Guaranteed Obligations shall not be paid when due, whether at demand, maturity, acceleration or otherwise, a Guarantor shall, upon fourteen (14) days written notice by Lender, pay in lawful money of the United States of America, the amount due on the Guaranteed Obligations to Lender at Lender’s address as set forth herein. Such demand(s) may be made at any time coincident with or after the time payment and/or performance of all or part of the Guaranteed Obligations is due and may be made from time to time with respect to the same or different items of Guaranteed Obligations. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

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Section 1.6            No Duty to Pursue Others. Except as required by applicable law, it shall not be necessary for Lender (and each Guarantor hereby waives any rights which Guarantor may have to require Lender), in order to enforce the obligations of such Guarantor hereunder, first to (i) institute suit or exhaust its remedies against Borrower or others liable on the Loan or the Guaranteed Obligations or any other Person, (ii) enforce Lender’s rights against any Collateral which shall ever have been given to secure the Loan, (iii) enforce Lender’s rights against any other guarantors of the Guaranteed Obligations, (iv) join Borrower or any others liable on the Guaranteed Obligations in any action seeking to enforce this Guaranty, (v) exhaust any remedies available to Lender against Borrower or any collateral which shall ever have been given to secure the Loan, or (vi) resort to any other means of obtaining payment of the Guaranteed Obligations. In no event shall Lender be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Obligations.

Section 1.7            Waivers. Each Guarantor agrees to the provisions of the Loan Documents and except to the extent otherwise required in the Loan Documents, hereby waives notice of (i) any loans or advances made by Lender to Borrower, (ii) acceptance of this Guaranty, (iii) any amendment or extension of any of the Loan Documents, (iv) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower’s execution and delivery of any promissory note or other documents arising under the Loan Documents, (v) the occurrence of (A) any breach by Borrower of any of the terms or conditions of the Loan Agreement or any of the other Loan Documents, or (B) an Event of Default, (vi) Lender’s transfer, sale, assignment, pledge, participation or disposition of the Guaranteed Obligations, or any part thereof, (vii) the sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Obligations, (viii) protest, proof of non-payment or default by Borrower, or (ix) any other action at any time taken or omitted by Lender and, generally, all demands and notices of every kind in connection with the Loan Documents, any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligations and/or the obligations hereby guaranteed.

Section 1.8            Payment of Expenses. In the event that a Guarantor should breach or fail to timely perform any provisions of this Guaranty, such Guarantor shall, upon fourteen (14) days written notice by Lender, pay Lender all reasonable costs and expenses (including court costs and reasonable attorneys’ fees) incurred by Lender in the enforcement hereof or the preservation of Lender’s rights hereunder, together with interest thereon at the Default Rate from the date requested by Lender until the date of payment to Lender. The covenant contained in this Section shall survive the payment and performance of the Guaranteed Obligations.

Section 1.9            Effect of Bankruptcy. In the event that pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law or any judgment, order or decision thereunder, Lender must rescind or restore any payment or any part thereof received by Lender in satisfaction of the Guaranteed Obligations, as set forth herein, any prior release or discharge from the terms of this Guaranty given to a Guarantor by Lender shall be without effect and this Guaranty and the Guaranteed Obligations shall remain (or shall be reinstated to be) in full force and effect. It is the intention of Borrower and each Guarantor that the Guarantors' obligations hereunder shall not be discharged except by a Guarantor’s performance of such obligations and then only to the extent of such performance.

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Section 1.10        Waiver of Subrogation, Reimbursement and Contribution. Notwithstanding anything to the contrary contained in this Guaranty, each Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights such Guarantor may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of Lender), to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by a Guarantor under or in connection with this Guaranty or otherwise.

Section 1.11        Borrower. The term “Borrower” as used herein shall include any new or successor corporation, association, partnership (general or limited), limited liability company joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of Borrower or any interest in Borrower, as permitted under the Loan Agreement.

Section 1.12        Other Guaranties. This Guaranty is separate, distinct and in addition to any liability and/or obligations that Borrower or either Guarantor may have under any other guaranty or indemnity executed by Borrower or the Guarantors in connection with the Loan, and no other agreement, guaranty or indemnity executed in connection with the Loan shall act to reduce or set-off any of the Guarantors' liability hereunder.

ARTICLE 2
EVENTS AND CIRCUMSTANCES NOT REDUCING
OR DISCHARGING GUARANTOR’S OBLIGATIONS

The Guarantors hereby consent and agree to each of the following and agree that each Guarantor’s obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which such Guarantor might otherwise have as a result of or in connection with any of the following:

Section 2.1            Modifications/Sales. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Obligations, the Note, the Pledge Agreement, the Loan Agreement, the other Loan Documents or any other document, instrument, contract or understanding between Borrower and Lender or any other parties pertaining to the Guaranteed Obligations, or any sale, assignment or foreclosure of the Note, the Loan Agreement, the Pledge Agreement, or any other Loan Documents or any sale or transfer of all or any portion of the Collateral, or any failure of Lender to notify a Guarantor of any such action.

Section 2.2            Adjustment. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to Borrower or the Guarantors.

Section 2.3            Condition of Borrower or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, a Guarantor or any other Person at any time liable for the payment or performance of all or part of the Guaranteed Obligations; or any dissolution of Borrower or a Guarantor or any sale, lease or transfer of any or all of the assets of Borrower or a Guarantor or any changes in the shareholders, partners or members, as applicable, of Borrower or a Guarantor; or any reorganization of Borrower or a Guarantor.

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Section 2.4            Invalidity of Guaranteed Obligations. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations or any document or agreement executed in connection with the Guaranteed Obligations for any reason whatsoever, including without limitation the fact that (i) the Guaranteed Obligations or any part thereof exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Obligations or any part thereof is ultra vires, (iii) the officers or representatives executing the Loan Documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, (iv) the Guaranteed Obligations violate applicable usury laws, (v) the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from Borrower, other than the defense of actual payment or actual performance, (vi) the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible or unenforceable, or (vii) any of the Loan Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that the Guarantors shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations or any part thereof for any reason.

Section 2.5            Release of Credit Parties. Any full or partial release of the liability of Borrower for the Guaranteed Obligations or any part thereof, or of any co-guarantors, or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by each Guarantor that such Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support from any other Person, and such Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other Persons (including Borrower) will be liable to pay or perform the Guaranteed Obligations, or that Lender will look to other Persons (including Borrower) to pay or perform the Guaranteed Obligations.

Section 2.6            Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations.

Section 2.7            Release of Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including, without limitation, negligent, willful, unreasonable or unjustifiable impairment) of any Collateral existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations.

Section 2.8            Care and Diligence. The failure of Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of any collateral, property or security, including, but not limited to, any neglect, delay, omission, failure or refusal of Lender (i) to take or prosecute any action for the collection of any of the Guaranteed Obligations, or (ii) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (iii) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Obligations.

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Section 2.9            Unenforceability. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by each Guarantors that such Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the collateral for the Guaranteed Obligations.

Section 2.10        Representation. The accuracy or inaccuracy of the representations and warranties made by a Guarantor herein or by Borrower in any of the Loan Documents.

Section 2.11        Offset. The Note, the Loan Agreement, the Guaranteed Obligations and the liabilities and obligations of the Guarantors to Lender hereunder shall not be reduced, discharged or released because of or by reason of any existing or future right of offset, claim or defense of Borrower against Lender, or any other Person, or against payment of the Guaranteed Obligations, whether such right of offset, claim or defense arises in connection with the Guaranteed Obligations (or the transactions creating the Guaranteed Obligations) or otherwise, other than the defense of actual payment or actual performance.

Section 2.12        Merger. The reorganization, merger or consolidation of Borrower or a Guarantor into or with any other Person.

Section 2.13        Preference. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws or for any reason Lender is required to refund such payment or pay such amount to Borrower or to any other Person.

Section 2.14        Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Loan Documents, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices a Guarantor or increases the likelihood that such Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it being the unambiguous and unequivocal intention of each Guarantor that such Guarantor shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

To induce Lender to enter into the Loan Documents and to extend credit to Borrower, each Guarantor represents and warrants to Lender as follows:

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Section 3.1            Benefit. Guarantor owns a direct interest in Borrower, and has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Obligations.

Section 3.2            Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note or Guaranteed Obligations; provided, however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty. Guarantor has received copies of the Loan Documents.

Section 3.3            No Representation by Lender. Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

Section 3.4            Guarantor’s Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is and will be solvent and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities, including the Guaranteed Obligations.

Section 3.5            Legality. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not and will not contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor. This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights.

Section 3.6            Survival. All representations and warranties made by Guarantor herein shall survive the execution hereof.

ARTICLE 4
SUBORDINATION OF CERTAIN INDEBTEDNESS

Section 4.1            Subordination of All Guarantor Claims.

(a)                As used herein, the term “Guarantor Claims” shall mean all debts and liabilities of Borrower to a Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, and whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by a Guarantor; provided, however, the term "Guarantor Claims" shall not include debts and liabilities of Borrower to a Guarantor on account of wages, salaries and ordinary course employee benefits that have been preapproved in writing by Lender. The Guarantor Claims shall include, without limitation, all rights and claims of a Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor’s payment of all or a portion of the Guaranteed Obligations.

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(b)               From and after the occurrence and during the continuance of a Default or Event of Default, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any Affiliate of Borrower any amount upon the Guarantor Claims.

Section 4.2            Claims in Bankruptcy. In the event of any receivership, bankruptcy, reorganization, arrangement, debtor’s relief, or other insolvency proceedings involving a Guarantor as a debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Each Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application against the Guaranteed Obligations, any dividend or payment which is otherwise payable to Guarantor and which, as between Borrower and Guarantor, shall constitute a credit against the Guarantor Claims, then, upon payment to Lender in full of the Guaranteed Obligations, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on the Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Lender had not received dividends or payments upon the Guarantor Claims.

Section 4.3            Payments Held in Trust. Notwithstanding anything to the contrary contained in this Guaranty, in the event that Guarantor should receive any funds, payments, claims or distributions which are prohibited by this Guaranty, Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims and/or distributions so received except to pay them promptly to Lender, and Guarantor covenants promptly to pay the same to Lender.

Section 4.4            Liens Subordinate. Each Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets securing payment of the Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s assets securing payment of the Guaranteed Obligations, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach. Without the prior written consent of Lender, Guarantor shall not (i) exercise or enforce any creditor’s rights it may have against Borrower, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or the joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor. The foregoing shall in no manner vitiate or amend, nor be deemed to vitiate or amend, any prohibition in the Loan Documents against Borrower or Guarantor transferring any of its assets to any Person other than Lender.

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ARTICLE 5
COVENANTS

Section 5.1            [Reserved]

Section 5.2            [Reserved]

ARTICLE 6
MISCELLANEOUS

Section 6.1            Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, nor any consent to any departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

Section 6.2            Notices. All notices, demands, requests, consents, approvals or other communications (any of the foregoing, a “Notice”) required, permitted or desired to be given hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, return receipt requested, or delivered by hand or by reputable overnight courier, addressed to the party to be so notified at its address hereinafter set forth, or to such other addresses as such party may hereafter specify in accordance with the provisions of this Section 6.2. Any Notice shall be deemed to have been received: (a) three (3) days after the date such Notice is mailed, (b) on the date of delivery by hand if delivered during business hours on a Business Day (otherwise on the next Business Day), and (c) on the next Business Day if sent by an overnight commercial courier, in each case addressed to the parties as follows:

If to Lender:	Net Element International Inc.
1450 S. Miami Avenue
Miami, Florida 33130
	Attn:	Jonathan New
	Fax:	305-507-8808
	Email:	jn@netelement.com

with a copy to:	Bilzin Sumberg Baena Price & Axelrod LLP
1450 Brickell Avenue
Suite 2300
Miami, FL 33131
	Attn:	Serge Pavluk, Esq.
	Fax:	(305) 351-2253
	Email:	spavluk@bilzin.com

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If to Guarantor:	Oleg Firer
3363 NE 163rd Street
Suite 705
North Miami Beach, Florida 33160
	Fax:	786-272-0696
	Email:	ofirer@unifiedpayments.com

Georgia Notes 18 LLC
3363 NE 163rd Street
Suite 705
North Miami Beach, Florida 33160
	Fax:	786-272-0696
	Email:	ofirer@unifiedpayments.com

with a copy to:	Unified Payments, LLC
3363 NE 163rd Street
Suite 705
North Miami Beach, Florida 33160
	Attn:	Steven Wolberg, Esq.
	Fax:	617-663-6269
	Email:	swolberg@unifiedpayments.com

Any party may change the address to which any such Notice is to be delivered by furnishing ten (10) days’ written notice of such change to the other parties in accordance with the provisions of this Section 6.2. Notices shall be deemed to have been given on the date set forth above, even if there is an inability to actually deliver any Notice because of a changed address of which no Notice was given or there is a rejection or refusal to accept any Notice offered for delivery. Notice for any party may be given by its respective counsel.

Section 6.3            Governing Law; Submission to Jurisdiction. (a) THIS GUARANTY WAS NEGOTIATED IN THE STATE OF FLORIDA, AND MADE BY GUARANTOR AND ACCEPTED BY LENDER IN THE STATE OF FLORIDA, AND THE PROCEEDS OF THE NOTE WERE DISBURSED FROM THE STATE OF FLORIDA, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION RELATED HERETO, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS GUARANTY AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, GUARANTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS GUARANTY AND/OR THE OTHER LOAN DOCUMENTS, AND THIS GUARANTY AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA.

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(b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY MAY, AT LENDER’S OPTION, BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE STATE OF FLORIDA AND GUARANTOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING, THE GUARANTORS DO HEREBY DESIGNATE AND APPOINT

STEVEN WOLBERG, ESQ.

UNIFIED PAYMENTS, LLC

3363 NE 163RD STREET, SUITE 705

NORTH MIAMI BEACH, FL 33160

AS THEIR AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON THEIR BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN MIAMI, FLORIDA, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF FLORIDA. GUARANTOR (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN MIAMI, FLORIDA (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS, AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN MIAMI, FLORIDA OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTIONS.

Section 6.4            Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

Section 6.5            Amendments. This Guaranty may be amended only by an instrument in writing executed by the party against whom such amendment is sought to be enforced.

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Section 6.6            Parties Bound; Assignment; Joint and Several. This Guaranty shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and legal representatives; Lender shall have the right to assign, or transfer its rights under this Guaranty in connection with any assignment, sale, pledge, participation or transfer of the Loan and the Loan Documents. Any assignee or transferee of Lender shall be entitled to all the benefits afforded to Lender under this Guaranty. Guarantors shall not have the right to assign or transfer their rights or obligations under this Assignment without the prior written consent of Lender, and any attempted assignment without such consent shall be null and void. If a Guarantor consists of more than one Person or party, the obligations of each such Person or party shall be joint and several.

Section 6.7            Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

Section 6.8            Recitals. The recitals and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

Section 6.9            Counterparts. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

Section 6.10        Rights and Remedies. If a Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against such Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

Section 6.11        Entirety. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF EACH GUARANTOR AND LENDER WITH RESPECT TO SUCH GUARANTOR’S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

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Section 6.12        Waiver of Right To Trial By Jury. EACH GUARANTOR, AND BY ITS ACCEPTANCE OF THIS GUARANTY, LENDER, EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE NOTE, THE PLEDGE AGREEMENT, THE LOAN AGREEMENT, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER AND GUARANTOR ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER PARTY.

Section 6.13        [Reserved]

Section 6.14        Reinstatement in Certain Circumstances. If at any time any payment of the principal of or interest under the Note or any other amount payable by the Borrower under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, Guarantor’s obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

Section 6.15        Gender; Number; General Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, (a) words used in this Guaranty may be used interchangeably in the singular or plural form, (b) any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, (c) the word “Borrower” shall mean “each Borrower and any subsequent owner or owners of the Borrower's assets or any part thereof or interest therein”, (d) the word “Lender” shall mean “Lender and any subsequent holder of the Note”, (e) the word “Note” shall mean “the Note and any other evidence of indebtedness secured by the Loan Agreement”, and (f) the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all reasonable attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels, incurred or paid by Lender in protecting its interest in the Collateral and/or in enforcing its rights hereunder.

Section 6.16        Other Guarantees. This Guaranty is in addition to, and nothing contained herein shall effect, reduce or limit in any respect the liability of a Guarantor, or the amount of such liability, under any other guaranty executed in connection with the Loan.

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Section 6.17        Termination. This Guaranty shall terminate on the earlier of (a) the payment and satisfaction in full of the Guaranteed Obligations and (b) the date on which Lender forecloses on the Collateral or accepts a voluntary surrender thereof in accordance with the Code.

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IN WITNESS WHEREOF, each Guarantor has executed this Guaranty as of the day and year first above written.

GUARANTORS:

/s/ Oleg Firer
Oleg Firer

Georgia Notes 18 LLC, a Florida limited liability company

By:	/s/ Anzheliqua Zalkin
Name:	Anzheliqua Zalkin
Title:	Managing Member

[Signature Page - Non-Recourse Guaranty]